UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 26, 1999



                       PRODIGY COMMUNICATIONS CORPORATION
          ____________________________________________________________
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
               __________________________________________________
                 (State or other jurisdiction of incorporation)



               000-25333                             04-3323363
      __________________________            _________________________________
        (Commission File Number)            (IRS Employer Identification No.)



                    44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
             ______________________________________________________
               (Address of principal executive offices) (Zip code)



      (Registrant's telephone number, including area code): (914) 448-8000



                                       NA
         _______________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

      On May 26, 1999, Prodigy Communications Corporation entered into a definitive agreement to acquire Cable & Wireless USA's consumer, business and Campus dial-up subscribers. The closing of the transaction is subject to certain customary closing conditions and regulatory approvals. Prodigy expects to pay Cable & Wireless USA between $50 and $75 million in a cash transaction with the final amount being determined by the number of Cable & Wireless customers who transition to Prodigy's service.


                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  June 2, 1999                  PRODIGY COMMUNICATIONS CORPORATION
                                     (Registrant)



                                     By:        /s/Andrea S. Hirsch /s/
                                         -------------------------------------
                                                    Andrea S. Hirsch
                                          Executive Vice President and General
                                                        Counsel